MOODY NATIONAL REIT I, INC. 8-K

EXHIBIT 10.10

HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT

THIS HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (this “Agreement”), made as of November 7, 2012, is by MOODY NATIONAL WOOD-HOU HOLDING, LLC, a Delaware limited liability company (“Borrower”), with an address of 6363 Woodway, Suite 110, Houston, Texas 77057, MOODY NATIONAL REIT I, INC., a Maryland corporation, MOODY NATIONAL OPERATING PARTNERSHIP I, L.P., a Delaware limited partnership, and BRETT C. MOODY, an individual (collectively, “Guarantors” or individually, a “Guarantor”), each with an address of 6363 Woodway, Suite 110, Houston, Texas 77057 (Borrower and Guarantors being referred to herein collectively as “Indemnitors” and individually as “Indemnitor”), in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., AS TRUSTEE, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2006-LDP9, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP9 (“Lender”), whose address is c/o Midland Loan Services, 10851 Mastin, Suite 300, Overland Park, Kansas 66210.

W I T N E S S E T H:

WHEREAS, Lender is the owner and holder of a loan to Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, LLC, 537 Houston, LLC, Maven Houston, LLC, Marc Hotel Houston, LLC, and Miriam Hotel Houston, LLC, each a Texas limited liability company, jointly and severally as tenants in common (collectively, “Original Borrower”) in the original principal amount of Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00) (the “Loan”), evidenced by that certain Promissory Note (the “Note”) dated as of November 17, 2006 (the “Original Closing Date”), made by Original Borrower for the benefit of ARCS Commercial Mortgage Co., L.P., a California limited partnership (“Original Lender”).  The Note is secured by, among other things, that certain Deed of Trust and Security Agreement dated as of the Original Closing Date (the “Mortgage”), made by Original Borrower in favor of Original Lender, encumbering Original Borrower’s interest in and to certain real property more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (said real property, buildings, structures and other improvements being hereinafter collectively referred to as the “Property”) and by other documents and instruments (the Note, the Mortgage and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the “Original Loan Documents”); and

WHEREAS, Lender has agreed to consent to a transfer of the Property from Original Borrower to Borrower, the assumption of the Loan by Borrower, the transfer of certain personal property related to the operation of the Property, and Borrower’s lease of the Property to Moody National Wood-Hou MT, LLC, a Delaware limited liability company (collectively, the “Transfer”) under the terms of certain consent documents, instruments and agreements, including but not limited to, that certain Consent, Modification and Assumption Agreement with Release dated the date hereof by and among Lender, Original Borrower, Indemnitors and others (collectively, the “Assumption Documents”), subject, however, to Indemnitors’ execution and delivery of this Agreement.  As used herein, the term “Loan Documents” shall mean the Original Loan Documents, the Assumption Documents and any other documents, instruments and agreements given by Borrower, Original Borrower or others and accepted by Lender or Original Lender for the purposes of the Transfer or of evidencing, securing, or guaranteeing the Loan.

WHEREAS, as a condition to Lender’s consent to the Transfer, Lender has required that Indemnitors indemnify Lender with respect to hazardous wastes on, in, under or affecting the Property as herein set forth.

NOW, THEREFORE, to induce Lender to consent to the Transfer and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors hereby covenant and agree for the benefit of Lender, as follows:

1.   INDEMNITY.  INDEMNITORS HEREBY ASSUME LIABILITY FOR, AND HEREBY AGREE TO PAY, PROTECT, DEFEND (AT TRIAL AND APPELLATE HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (ANTHONY JON SHERMAN) - LEVELS) AND WITH ATTORNEYS, CONSULTANTS AND EXPERTS ACCEPTABLE TO LENDER, AND SAVE LENDER HARMLESS FROM AND AGAINST, AND HEREBY INDEMNIFY LENDER FROM AND AGAINST ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS AND EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’, CONSULTANTS’ AND EXPERTS’ FEES AND DISBURSEMENTS ACTUALLY INCURRED IN INVESTIGATING, DEFENDING, SETTLING OR PROSECUTING ANY CLAIM, LITIGATION OR PROCEEDING) (COLLECTIVELY “COSTS”) WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LENDER OR THE PROPERTY, AND ARISING DIRECTLY OR INDIRECTLY FROM OR OUT OF: (I) THE VIOLATION OF ANY LOCAL, STATE OR FEDERAL LAW, RULE OR REGULATION PERTAINING TO ENVIRONMENTAL REGULATION, CONTAMINATION, REMEDIATION OR HUMAN HEALTH AND SAFETY (COLLECTIVELY, “ENVIRONMENTAL LAWS”), INCLUDING, WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980 (42 U.S.C. §9601 ET SEQ. AND 40 CFR §302.1 ET SEQ.), THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976 (42 U.S.C. §6901 ET SEQ.), THE FEDERAL WATER POLLUTION CONTROL ACT (33 U.S.C. §1251 ET SEQ. AND 40 CFR §116.1 ET SEQ.), AND THE HAZARDOUS MATERIALS TRANSPORTATION ACT (49 U.S.C. §5101 ET SEQ.), AND THE REGULATIONS PROMULGATED PURSUANT TO SAID LAWS, ALL AS AMENDED, RELATING TO OR AFFECTING THE PROPERTY, WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF INDEMNITORS; (II) THE PRESENCE, RELEASE OR THREAT OF RELEASE OF

ANY HAZARDOUS, TOXIC OR HARMFUL SUBSTANCES, WASTES, MATERIALS, POLLUTANTS OR CONTAMINANTS (INCLUDING, WITHOUT LIMITATION, ASBESTOS, POLYCHLORINATED BIPHENYLS, PETROLEUM PRODUCTS, RADON, LEAD-BASED PAINT, FLAMMABLE EXPLOSIVES, RADIOACTIVE MATERIALS, INFECTIOUS SUBSTANCES OR RAW MATERIALS WHICH INCLUDE HAZARDOUS CONSTITUENTS) OR ANY OTHER SUBSTANCES OR MATERIALS WHICH ARE INCLUDED UNDER OR REGULATED BY ENVIRONMENTAL LAWS (COLLECTIVELY, “HAZARDOUS SUBSTANCES”), ON, IN, UNDER OR AFFECTING OR THREATENING TO AFFECT ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, REGARDLESS OF WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF INDEMNITORS; (III) THE FAILURE BY INDEMNITORS TO COMPLY FULLY WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT; (IV) THE BREACH OF ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS AGREEMENT; OR (V) THE ENFORCEMENT OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE COST OF ASSESSMENT, CONTAINMENT AND/OR REMOVAL OF ANY AND ALL HAZARDOUS SUBSTANCES ON AND/OR FROM ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, THE COST OF ANY ACTIONS TAKEN IN RESPONSE TO THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR AFFECTING ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS TO PREVENT OR MINIMIZE SUCH RELEASE OR THREAT OF RELEASE SO THAT IT DOES NOT MIGRATE OR OTHERWISE CAUSE OR THREATEN DANGER TO PRESENT OR FUTURE PUBLIC HEALTH, SAFETY, WELFARE OR THE ENVIRONMENT, AND COSTS INCURRED TO COMPLY WITH THE ENVIRONMENTAL LAWS IN CONNECTION WITH ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS. “COSTS” AS USED IN THIS AGREEMENT SHALL ALSO INCLUDE ANY DIMINUTION IN THE VALUE OF THE SECURITY AFFORDED BY THE PROPERTY OR ANY FUTURE REDUCTION OF THE SALES PRICE OF THE PROPERTY BY REASON OF ANY MATTER SET FORTH IN THIS SECTION 1.  THE FOREGOING INDEMNITY SHALL SPECIFICALLY NOT INCLUDE ANY SUCH COSTS RELATING TO HAZARDOUS SUBSTANCES WHICH ARE INITIALLY PLACED ON, IN OR UNDER THE PROPERTY AFTER FORECLOSURE OR AFTER ANY OTHER TAKING OF TITLE TO THE PROPERTY BY LENDER OR ANY OF ITS AFFILIATES.

2.   Representations Regarding Hazardous Substances.  Indemnitors hereby represent and warrant to and covenant and agree with Lender as follows:

(a)   To the best of Indemnitors’ knowledge, information and belief, the Property is not in direct or indirect violation of any Environmental Law;

(b)   No Hazardous Substances are located on or have been handled, manufactured, generated, stored, processed, transported to or from, or disposed of on or Released (as defined in the Mortgage) or discharged from the Property (including underground contamination) except for those substances used by Borrower in the ordinary course of its business and in compliance with all Environmental Laws;

(c)   The Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances or noncompliance with Environmental Laws, nor is Borrower aware of any basis for such lien, notice or action;

(d)   There are no existing or closed underground storage tanks or other underground storage receptacles (whether active or abandoned) for Hazardous Substances on the Property;

(e)   Indemnitors have received no notice of, and to the best of Indemnitors’ knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor do Indemnitors know of any basis for such an investigation, action, proceeding or claim;

(f)   Indemnitors have received no notice that, and to the best of Indemnitors’ knowledge and belief, there has been no claim by any party that, any use, operation or condition of the Property has caused any nuisance, trespass or any other liability or adverse condition on any other property nor do Indemnitors know of any basis for such a notice or claim; and

(g)   There are no present environmental conditions or events or, to the best of Borrower’s knowledge, after due inquiry and investigation, past environmental conditions or events on or near the Property that could be reasonably anticipated to materially adversely affect the value of the Property.

3.   Covenants of Indemnitors.

(a)   Indemnitors shall keep or cause the Property to be kept in full compliance with all Environmental Laws and free from Hazardous Substances (except those substances used or stored by Borrower in the ordinary course of its business and in compliance with all Environmental Laws), shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants of space in the Improvements (except those substances used by tenants in the ordinary course of their activities and in compliance with all Environmental Laws), invitees and trespassers, and, without limiting the generality of the foregoing, during the term of this Agreement, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos. If required by Lender (including if recommended in any third-party environmental report delivered to Lender) or under any Environmental Law, Borrower shall maintain an Operations and Maintenance Program (“O&M Program”) for the management of asbestos, lead-based paint, radon or any other Hazardous Substances at the Property.

(b)   Indernnitors shall promptly notify Lender should Indemnitors, or any of them, become aware of (i) any Hazardous Substances at, on, under, affecting or threatening to affect the Property (except those substances used by Borrower or its tenants in the ordinary course of their business or activities, respectively, and in compliance with all Environmental Laws), (ii) any lien, action or notice affecting the Property or Borrower resulting from any violation or alleged violation of the Environmental Law, (iii) the institution of any investigation, inquiry or proceeding concerning Borrower or the Property pursuant to any Environmental Law or otherwise relating to Hazardous Substances, or (iv) the discovery of any occurrence, condition or state of facts which would render any representation or warranty contained in this Agreement incorrect in any respect if made at the time of such discovery. Indemnitors shall, promptly and when and as required and regardless of the source of the contamination, at their own expense, take all actions as shall be necessary or advisable for the compliance with the terms of this Section 3(b) or for the remediation of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial and response actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Lender), and, to the extent applicable in accordance with Remedy Standard A [30 TEX. ADMIN. CODE, Chapter 350] to the extent required by the Texas Commission on Environmental Quality, and shall further pay or cause to be paid, at no expense to Lender, all remediation, response, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property.  In the event Indemnitors fail to do so, Lender may cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws (including Remedy Standard A) and any cost incurred in connection therewith shall be included in Costs and shall be paid by Indemnitors in accordance with the terms of Section 4(c) hereof.  In furtherance of the foregoing, Indemnitors hereby grant to Lender access to the Property and an irrevocable license to remove any items deemed by Lender to be Hazardous Substances and to do all things Lender shall deem necessary to bring the Property into conformance with Environmental Laws.

(c)   Upon the request of Lender, at any time and from time to time after the occurrence of a default under this Agreement or an Event of Default under any of the other Loan Documents or at such other time as Lender has reasonable grounds to believe that Hazardous Substances are or have been handled, generated, stored, processed, transported to or from, or Released or discharged from or disposed of on or around the Property (other than in the normal course of Borrower’s or the tenants’ business or activities, respectively, and in compliance with all Environmental Laws) or that Borrower, any tenant or the Property may be in violation of the Environmental Laws, Indemnitors shall provide, at Indemnitors’ sole expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Lender indicating the presence or absence of Hazardous Substances on the Property (including asbestos-containing material or lead-based paint).  If Indemnitors fail to provide such inspection or audit within thirty (30) days after such request, Lender may order the same, and Indemnitors hereby grant to Lender and its employees and agents access to the Property and an irrevocable license to undertake such inspection or audit. The cost of such inspection or audit shall be included in Costs and shall be paid by Indemnitors in accordance with the terms of Section 4(c) hereof.

4.   Indemnification Procedures.

(a)   If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitors in writing thereof and Indemnitors shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitors of such matter shall not impair or reduce the obligations of Indemnitors hereunder.  Lender shall have the right, at the expense of Indemnitors (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitors shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability.  The liability of Indemnitors to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation attorneys’ fees and disbursements, incurred by Lender in effecting such settlement.  In such event, such settlement consideration, costs and expenses shall be included in Costs and lndemnitors shall pay the same as hereinafter provided. Lender’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

(b)   Indemnitors shall not, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

(c)   All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitors shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitors to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the Default Interest Rate (as defined in the Note).

5.   Reinstatement of Obligations.  If at any time all or any part of any payment made by Indemnitors or received by Lender from Indemnitors under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of any Indemnitor), then the obligations of Indemnitors hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitors, or receipt of payment by Lender, and the obligations of Indemnitors hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitors had never been made.

6.   Waivers by Indemnitors.  To the extent permitted by law, Indemnitors hereby waive and agree not to assert or take advantage of:

(a)   Any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Indemnitors hereunder;

(b)   Intentionally deleted;

(c)   Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(d)   Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Lender, any endorser or creditor of any Indemnitor or any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(e)   Any defense based upon an election of remedies by Lender;

(f)   Any right or claim of right to cause a marshalling of the assets of any Indemnitor;

(g)   Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

(h)   Any duty on the part of Lender to disclose to Indemnitors any facts Lender may now or hereafter know about the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitors intend to assume or has reason to believe that such facts are unknown to Indemnitors or has a reasonable opportunity to communicate such facts to Indemnitors, it being understood and agreed that Indemnitors are fully responsible for being and keeping informed of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitors hereunder;

(i)   Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

(j)   Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k)   Any lack of commercial reasonableness in dealing with the collateral for the Loan;

(l)   Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

(m)   An assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Guarantor or the collateral for the Loan;

(n)   Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

(o)   Any action, occurrence, event or matter consented to by Indemnitors under Section 7(h) hereof, under any other provision hereof, or otherwise.

7.   General Provisions.

(a)   Fully Recourse.  All of the terms and provisions of this Agreement are recourse obligations of Indemnitors and not restricted by any limitation on personal liability.

(b)   Unsecured Obligations.  Indemnitors hereby acknowledge that Lender’s appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitors’ indemnity set forth herein among the obligations secured by the Mortgage and the other Loan Documents and that Lender would not consent to the Transfer but for the unsecured personal liability undertaken by Indemnitors herein.  Indemnitors further hereby acknowledge that even though the representations, warranties, covenants or agreements of Indemnitors contained herein may be identical or substantially similar to representations, warranties, covenants or agreements of Borrower set forth in the Mortgage and secured thereby, the obligations of Indemnitors under this Agreement are not secured by the lien of the Mortgage or the security interests or other collateral described in the Mortgage or the other Loan Documents, it being the intent of Lender to create separate obligations of Indemnitors hereunder which can be enforced against Indemnitors without regard to the existence of the Mortgage or other Loan Documents or the liens or security interests created therein.

(c)   Survival.  This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the payment of the indebtedness evidenced and secured by the Loan Documents and the exercise of any remedy by Lender under the Mortgage or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

(d)   No Subrogation; No Recourse Against Lender.  Notwithstanding the satisfaction by Guarantor of any liability hereunder, Guarantor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan.  In connection with the foregoing, Guarantor expressly waives any and all rights of subrogation to

Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan.  In addition to and without in any way limiting the foregoing, Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan.  Further, Guarantor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

(e)   Reservation of Rights.  Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against any Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

(f)   Financial Statements.  Each Indemnitor hereby agrees, as a material inducement to Lender to consent to the Transfer, to furnish to Lender promptly upon demand by Lender current and dated financial statements certified by or on behalf of each Indemnitor detailing the assets and liabilities of said Indemnitor, in form and substance acceptable to Lender. Each Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to said Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of said Indemnitor.

(g)   Rights Cumulative; Payments.  Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Mortgage and the other Loan Documents.  FURTHER, PAYMENTS MADE BY INDEMNITORS UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER’S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE MORTGAGE AND THE OTHER LOAN DOCUMENTS.

(h)   No Limitation on Liability.  Indemnitors hereby consent and agree that Lender may at any time and from time to time without further consent from Indemnitors do any of the following events, and the liability of Indemnitors under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitors or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Mortgage or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitors from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitors herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Mortgage or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indemnitors’ obligations hereunder, affect this Agreement in any way or afford Indemnitors any recourse against Lender. Nothing contained in Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

(i)   Entire Agreement. Amendment: Severability.  This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes (except as to the Mortgage) all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto.  If any provision under this Agreement or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the provisions hereof as such apply to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(j)   GOVERNING LAW; BINDING EFFECT; WAIVER OF ACCEPTANCE.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, EXCEPT TO THE EXTENT THAT THE APPLICABILITY OF ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.  This Agreement shall bind each Indemnitor and the heirs, personal representatives, successors and assigns of each Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns.  Notwithstanding the foregoing, Indemnitors shall not assign any of their respective rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Each Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitors.

(k)   Notice.  All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided.

All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days’ prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

(l)   No Waiver; Time of Essence; Business Days.  The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder.  Any waiver of such right or remedy must be in writing and signed by the party to be bound.  This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance.  Time is of the essence hereof.  The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

(m)   Captions for Convenience.  The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(n)   Attorneys’ Fees.  In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitors agree to pay to Lender any and all costs and expenses, including, without limitation, attorneys’ fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.

(o)   Successive Actions.  A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified by Indemnitors under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time.  No action hereunder shall preclude any subsequent action, and Indemnitors hereby waive and covenant not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(p)   Joint and Several Liability.  Notwithstanding anything to the contrary contained herein, the representations, warranties, covenants and agreements made by Indemnitors herein, and the liability of Indemnitors hereunder, is joint and several both with respect to each other and with respect to any other indemnitors or obligors relative to the Loan or the Costs.

(q)   Reliance.  Lender would not consent to the Transfer without this Agreement. Accordingly, Indemnitors intentionally and unconditionally enter into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Transfer shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(r)   Duplicate Originals: Counterparts.  This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall constitute a single instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

(s)   SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(1)           INDEMNITORS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF TEXAS OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION PRESIDING OVER MONTGOMERY COUNTY, TEXAS, (C) SUBMIT TO THE JURISDICTION OF SUCH COURTS, AND, (D) AGREE THAT NONE OF THEM WILL BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). TO THE FULLEST EXTENT PERMITTED BY LAW, INDEMNITORS FURTHER CONSENT AND AGREE TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE INDEMNITORS AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 7(k) HEREOF, AND CONSENT AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

(2)           INDEMNITORS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITORS, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS

AFFILIATED WITH LENDER OR INDEMNITORS, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

(t)   Waiver by Indemnitors.

(1)           Borrower and Guarantor covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, neither Borrower nor any Guarantor shall seek a supplemental stay or otherwise (pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable), to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor by virtue of this Agreement or otherwise.

(2)           Guarantor covenants and agrees that it shall not solicit or aid the solicitation of the filing of any Petition (as defined in the Mortgage) against the Borrower, whether acting on its own behalf or on behalf of any other party, including, without limitation: (i) providing information regarding the identity of creditors or the nature of creditors’ claims to any third party unless compelled to do so by order of a court of competent jurisdiction or by regulation promulgated by a governmental agency; or (ii) paying the legal fees or expenses of any creditor of or interest holder in the Borrower with respect to any matter whatsoever.

8.   Assignments by Lender.

(a)   Lender may, without notice to, or consent of, Indemnitors, sell assign or transfer to or participate with any entity or entities all or any part of the indebtedness secured hereby, and each such entity or entities shall have the right to enforce the provisions of this Agreement and any of the other Loan Documents as fully as Lender, provided that Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Loan Documents as to so much of the indebtedness secured hereby that Lender has not sold, assigned or transferred.  In connection with the foregoing, Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Loan Documents or otherwise.

(b)   In particular, Indemnitors acknowledge and agree that Lender and its successors and assigns may (i) sell the indebtedness secured hereby, this Agreement and each of the other Loan Documents to one or more investors as a whole loan, (ii) participate the indebtedness secured hereby, in whole or in part, to one or more investors, (iii) deposit this Agreement and each of the Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sell the indebtedness secured hereby or any interest therein to investors (the transactions referred to in clauses (i) through (iv) are hereinafter each referred to as a “Secondary Market Transaction”).  In this regard, Indemnitors shall make available to Lender all information concerning its business and operations that Lender may reasonably request. Lender shall be permitted to share such information with the investment banking firms, rating agencies, accounting firms, law firms, and other third-party advisory firms involved with the indebtedness secured hereby and the Loan

Documents of the applicable Secondary Market Transaction.  It is understood that the information provided by Indemnitors to Lender may ultimately be incorporated into the offering documents for a Secondary Market Transaction and thus various investors may also have access to some or all of such information.  Lender and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, Indemnitors. Indemnitors shall execute and deliver to Lender and/or the prospective transferee such documentation, including but not limited to, any amendments, corrections, deletions or additions to the Note, this Agreement and the other Loan Documents as is required by Lender and/or the prospective transferee; provided however, that Indemnitors shall not be required to do anything that has the effect of (a) changing the essential economic terms of the indebtedness secured hereby as set forth in the Loan Documents; or (b) imposing greater personal liability in connection with the indebtedness secured hereby than that currently set forth in the Loan Documents.

9.   SPECIFIC NOTICE.  IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS AGREEMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY INDEMNITORS OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER’S OWN NEGLIGENCE.

[No Further Text on this Page; Signature Page Follows]

IN WITNESS WHEREOF, Indemnitors, intending to be legally bound hereby, have duly executed this Agreement to be effective as of the date set forth in the first paragraph hereof.

BORROWER:

MOODY NATIONAL WOOD-HOU HOLDING, LLC,
a Delaware limited liability company

By: /s/ Brett C. Moody
Brett C. Moody,
Authorized Signatory

GUARANTOR:

MOODY NATIONAL OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership

By: Moody National REIT I, Inc.,
a Maryland corporation,
its general partner

By: /s/ Brett C. Moody
Name: Brett C. Moody
Title: President

MOODY NATIONAL REIT I, INC.,
a Maryland corporation

By: /s/ Brett C. Moody
Name: Brett C. Moody
Title: President

/s/ Brett C. Moody
BRETT C. MOODY

EXHIBIT A

Legal Description

Reserve A, Block 1, Final Plat of HOMEWOOD SUITES-SHENANDOAH, a subdivision in . Montgomery County, Texas, according to map or plat thereof recorded in Volume N, Page 154 of the Map Records of Montgomery County, Texas.

Tax Parcel No.: 0389-00-02822